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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nellcor Puritan Bennett Incorporated 1995 Employee Stock Participation Plan) of our report dated July 26, 1995 except as to note 17 which is as of August 24, 1995, which appears on page 4 of Form 8-K of Nellcor Puritan Bennet Incorporated as filed on April 3, 1996.

                                       /s/ PRICE WATERHOUSE LLP
                                       ---------------------------------------
                                       Price Waterhouse LLP

San Francisco, California
June 6, 1996